UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

STELLA BLU, INC.

(Exact name of registrant as specified in charter)

Nevada	333-192015	88-0524316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Greyson Place Teaneck, New Jersey	07666
(Address of principal executive offices)	(Zip Code)

1-866-416-3547

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 3.02.

Unregistered Sales of Equity Securities.

On July 14, 2015, Stella Blu, Inc. (the "Company") entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Xalles Limited, a Delaware corporation, (“Xalles”) Arrowvista Corporation, a Delaware corporation (“Arrowvista”), Xalles Singapore Pte. Ltd., a Singapore corporation (“Xalles Singapore”) and the shareholders of Xalles, Arrowvista and Xalles Singapore.  Pursuant to the Share Exchange Agreement, Xalles, Arrowvista and Xalles Singapore will become wholly-owned subsidiaries of the Company in exchange for the issuance of certain shares.  Xalles will become a wholly-owned subsidiary by the issuance of 6,500,000 shares of common stock on or before July 16, 2015.  Arrowvista will become a wholly-owned subsidiary by the issuance of 1,500,000 shares of common stock on or before June 30, 2016 and Xalles Singapore will become a wholly-owned subsidiary by the issuance of 750,000 shares of common stock on or before June 30, 2016.  The consummation of the transactions set forth in the Share Exchange Agreement are subject to certain conditions, which can be found in the Share Exchange Agreement, filed as an exhibit hereto.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the full text of the Share Exchange Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 14, 2015, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Co-Owners Inc., a Florida corporation (“Co-Owners”) and the shareholders of Co-Owners.  Pursuant to the Asset Purchase Agreement, the Company has acquired certain assets and liabilities of Co-Owners in exchange for the issuance of 4,530,000 shares of common stock of a newly-created subsidiary of the Company.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On August 4, 2015, the Company issued 1,000,000 shares of Series A Preferred Stock to its directors.  The issuance of the Series A Preferred Stock to the Shareholders were made in consideration for services provided to the Company.  The shares were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Regulation S as the securities were issued in an "offshore transaction", as defined in Rule 902(h) of Regulation and the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  The stockholders are not a U.S. person, as defined in Regulation S, and were not acquiring the securities for the account or benefit of a U.S. person.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 4, 2015, the Company received a resignation notice from Stefan Stojanovic as President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary and Treasurer.  Mr. Stojanovic will remain as a Director and the Chairman of the Company’s Board of Directors.

Mr. Stojanovic’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On August 4, 2015, the Company and the majority of its shareholders by written consent, appointed Thomas W. Nash as its new President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.  Mr. Nash’s appointment to the Company’s Board of Directors increases the number of directors on the Company’s Board to 2.

Thomas W. Nash has expertise is in the Financial Supply Chain and payment services.  Mr. Nash has provided strategic business advice to more than 200 firms worldwide from small firms to large organizations such as U.S. Bank, MasterCard, and Citibank.  He also led the implementation of financial systems deployment within the U.S. Government’s Department of Defense and Department of Homeland Security.  Mr. Nash has also advised the Governments of Brazil, China, Hungary, Romania, and others.  Mr. Nash has helped launch successful startup ventures in the payment, eCommerce and IT fields.

From October 2014 to present, Mr. Nash has been a Director and Officer of Xalles Limited, a private company.  From December 2012 to Present, Mr. Nash has been a Director of Genuine Metrics, Inc., a private company.  From February 2008 to present, Mr. Nash has been a Director and Officer of Xalles Singapore Pte. Ltd., a private company.  From June 2007 to Present, Mr. Nash has been a Director and Officer of Co-Owners Inc., a private company.  From March 2003 to Present, Mr. Nash has been a Director and Officer of ArrowVista Corporation, a private company.  From July 2002 to Present, Mr. Nash has been a Director and Officer of Xalles Limited (Ireland), a private company.  From September 1996 to Present, Mr. Nash has been a Director and Officer of Triumph Implementation Consulting Corporation, a private company.

Mr. Nash will serve as the Company’s Director and officer until his duly elected successor is appointed or he resigns.  There are no arrangements or understandings between Mr. Nash and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Nash and any of the Company’s officers or directors.  Mr. Nash has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

2

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2015, the Company filed a Certificate of Designation of Series A Preferred Stock (the "Certificate of Designation”) with the Nevada Secretary of State designating 1,000,000 of the Company's previously authorized preferred stock.  The holders of the Series A Preferred Stock are granted 51% voting power on all matters to be voted on by the holders of the Company’s common stock and is not convertible into any shares of the Company's common stock.  With respect to rights on liquidation, dissolution or winding up, shares of Series A Preferred Stock rank on a parity with the Company's common stock.  The foregoing description of the terms of the Series A Preferred Stock is qualified in its entirety by the provisions of Certificate of Designation filed as Exhibit 3.1 hereto.

Item 9.01

Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Designation
10.1	Share Exchange Agreement
10.2	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLA BLU, INC.
Date: August 6, 2015	By:	/s/ Stefan Stojanovic.
Stefan Stojanovic., Director

3